FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2003

Entrust Financial Services, Inc.
(Exact Name of Small Business Issuer as specified in its charter)

Colorado	0-23965	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	File Number)

6795 E. Tennessee Ave., 5th Floor, Denver, CO        80224
(Address of principal executive offices)                      (Zip Code)

(303) 322-6999
(Registrant's telephone number, including area code)

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Item 1. Changes in Control of Registrant.
Not Applicable

Item 2. Acquisition or Disposition of Assets.
Not Applicable

Item 3. Bankruptcy or Receivership.
Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant.
Not Applicable

Item 5. Other Events.

On August 20, 2003, we terminated our Chief Operating Officer and Executive Vice President, Michael Ebinger. We believe that there were philosophical differences, which could not be reconciled. Mr. Sax, our President, has temporarily assumed the role of Chief Operating Officer.

Item 6. Resignation of Registrant’s Directors.

Effective August 26, 2003, Messrs. Thomas Randall, Bryson Farrill, and David Hite resigned as directors. Copies of their respective resignation letters are attached as Exhibits. Effective August 26, 2003, Ms. Linda Elliott, Ms. Kate Longnecker, and Mr. Steven Johnson have been elected to fill the vacant director’s positions, to serve until their respective resignation, removal from office, or until their respective successors are elected and qualified. In addition, we have reconstituted our Board of Advisors to the Board of Directors. Mr. Mark Korell has become the first member of this Board of Advisors. We plan to make additional appointments in the future.

Linda Elliott. Ms. Elliott is a management consultant, specializing in strategy and technology. She consults to major financial services firms, works in the digital identity marketplace, and serves on various corporate advisory boards. Ms. Elliott’s background includes work in the oil exploration industry and the bankcard industry, with emphasis on harnessing the power of processing to advance business strategies. Ms. Elliott served as Executive Vice President of Inovant, Visa International's wholly owned processing arm, from 2000 through 2001. Prior to the formation of Inovant, Ms. Elliott held executive positions in Visa's IT organization for 12 years.

Prior to joining Visa, Ms. Elliott worked for fifteen years in the oil industry in Houston, Texas. She managed worldwide development and implementation of geophysical and exploratory software for Western Geophysical, an international company providing services to the oil industry.

Ms. Elliott graduated Phi Beta Kappa and magna cum laude from the University of Oklahoma with a bachelor's degree in mathematics.

Kate Longnecker. Ms. Longnecker is the President of Corporate Solutions, Inc., an executive consulting company she founded in 1996. Corporate Solutions specializes in new business ventures, organizational strategies/solutions and executive leadership in the technology and communication industries. To compliment her consulting business, Kate has partnered with 21st Century, Executive Search, a global search firm focused on bringing top leaders to technology companies. She is also affiliated with CornerStone Search Partners in Northern California for a secondary search practice in the leisure/resort industry.

Ms. Longnecker began her career with Pathfinder Mines Corporation, where she served as a Labor Relations Manager for Wyoming’s third largest open pit uranium mining operation. She then spent the next twenty-five years in progressive leadership positions in human resources, operations and strategic consulting.

Most recently, Ms. Longnecker was a Principal in the Denver Office of Heidrick & Struggles. She was a member of the firm’s International Technology Practice, which included the Software & Services and Semi-Conductor/Hardware/Systems Specialty Practices. Additionally, she was the Partner-in-Charge for Heidrick’s Global Resort Practice.

Ms. Longnecker has also served as the Senior Vice-President HR, MediaOne Broadband; Global HR Vice President for Apple Computer and as Vice President HR for the Aspen Skiing Company. She has held additional executive positions with Quark Software and Vail Associates. Ms. Longnecker is also a licensed Colorado attorney, having practiced law for a period of time in Vail, Colorado.

Ms. Longnecker earned a Bachelor of Science degree in Political Science and a Juris Doctor from the University of Wyoming. She holds a Master of Science degree in Industrial and Labor Relations from the University of Oregon. She serves on the Board of Advisors for the College of Business at the University of Colorado and is on the Faculty for Regis University, where she teaches Strategic Leadership, Organizational Strategies and Management. She also serves on the Executive Steering Committee for Denver’s 2025 Commission.

Steven Johnson. Mr. Johnson founded The Profile Group in 1984 to create and develop new technologies through a portfolio of assessments to help corporate and individual clients discover their passion, mission and vision. The Profile Group was a pioneer in the introduction and use of on-line multi-construct assessments. Mr. Johnson retains an ownership position in The Profile Group, but is not actively involved in the daily operations.

In 2001, Mr. Johnson created the Life & Career Center (lifeandcareercenter.com) with a view toward servicing individuals with their career and relationship needs. In this organization, Mr. Johnson and his wife offer different relationship-building seminars to couples and singles in Colorado and throughout the U.S.

In 2002, Mr. Johnson opened The S.E. Johnson Company, an organization that offers Strategic People Development Planning™ to organizations. This company is designed to assist organizations become more profitable by strategically aligning organizational talent with corporate expectations and needs.

From 1975 to 1984, he was associated with The Valley National Corporation in Phoenix, Arizona, and led in the conversion of Valley National Bank to the Personal Banking System.

Mr. Johnson has a B.S. in Educational Psychology and Special Education from Mankato State University, Mankato, MN and an M.A. in Organizational and Educational Leadership, Denver Seminary, Denver, CO. He is currently a professor at Denver Seminary Graduate School, in the School of Leadership; a visiting teacher at the University of Phoenix; and a guest lecturer at Denver University

Mr. Johnson has authored a number of personal assessment instruments that have been used world-wide, and profiled in a number of publications. His book, Discovering Your Personal Life Mission, is currently in publication.

Mark Korell. Mr. Korell is Chairman of the Mortgage Banking Group of Guaranty Bank and Trust, a unit of Guaranty Corporation, a privately owned $1.3 billion asset bank holding company. His responsibilities include acquiring, building and managing both residential and commercial mortgage banking businesses.

Before joining Guaranty Corporation, he was in investment and management consulting, with clients such as T. Rowe Price and The Renaissance Group. He has been the Chief Executive Officer of an emerging technology startup, IMX Exchange, an online wholesale auction system. He has also been President and Chief Executive Officer of several major firms: Wells Fargo Home Mortgage, Inc., then the nation’s largest mortgage lender and loan servicer with over $50 billion in lending volume, where he oversaw the negotiations, purchase and successful operational integration of Prudential Home Mortgage, a $3 billion acquisition; GMAC Mortgage Group, a leading diversified financial firm with over 3000 employees; and Residential Funding Corporation, a major real estate securities business with assets exceeding $1 billion and annual securities issuance of $13 billion. In addition, he has held executive leadership positions with US Bank and MGIC Investment Corporation, and served for five years in state and federal government management posts.

Mr. Korell earned a B.S. degree with High Honors from the University of Wisconsin School of Engineering and an M.B.A. from the Stanford University Graduate School of Business. Currently he serves on the Board of Directors of HomePort Holdings LLC. In community service, he serves on the Board of Advisors at the College of Business, University of Colorado at Denver; the Cancer League of Colorado Foundation Board; and as Chairman of the Global Leadership Council of Habitat for Humanity International, where he also serves as a Board Member of Habitat's U.S. National Council.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Resignation Letter of Thomas Randall
Resignation Letter of Bryson Farrill
Resignation Letter of David A. Hite

Item 8. Change in Fiscal Year.
Not Applicable

Item 9. Regulation FD Disclosure.
Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                             Entrust Financial Services, Inc.

Dated:         August 26, 2003                                                                By: /s/ Scott Sax
                                                                                                                  Scott Sax, President

Resignation

I, Thomas Randall, hereby resign as a director of Entrust Financial Services, Inc., effective immediately.

/s/ Thomas Randall                                             August 26, 2003
Signature                                                               Date

Resignation

I, Bryson Farrill, hereby resign as a director of Entrust Financial Services, Inc., effective immediately.

/s/ Bryson Farrill                                                 August 26, 2003
Signature                                                               Date

Resignation

I, David A. Hite, hereby resign as a director of Entrust Financial Services, Inc., effective immediately.

/s/ David A. Hite                                                 August 26, 2003
Signature                                                               Date